 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2008 (September 4, 2008)

MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Continental Towers, 1701 West Golf Road, Suite 1012 Rolling Meadows, IL		60008-4007
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code     (847) 290-1891

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 4, 2008, MYR Group, Inc. (the "Company") issued a press release announcing that the Company's common stock, par value $0.01 per share ("Common Stock"), was approved for listing on the Nasdaq Global Market.  Trading of the common stock on the OTC Bulletin Board will cease after 4:00 p.m. on Monday, September 8, 2008 and trading of the common stock on Nasdaq Global Market will commence when the Nasdaq Global Market opens for trading on Tuesday September 9, 2008.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release, dated September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated : September 4, 2008	By:	/s/ Gerald B. Engen, Jr.
		Name:	Gerald B. Engen, Jr.
		Title:	Vice President, Chief Legal
Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 4, 2008.